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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  June 18, 2002
                                                       --------------------


                             American Wagering, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Nevada                         000-20685                88-0344658
----------------                    -----------              --------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
   of  incorporation)               File  Number)            Identification No.)


675  Grier  Drive,  Las Vegas, Nevada                        89119
----------------------------------------                     -----------
(Address of principal executive offices)                     (Zip  Code)


Registrant's telephone number, including area code:          (702) 735-5529
                                                              ----------------


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Item  1.     Changes  In  Control  Of  Registrant

None

Item  2.     Acquisition  Or  Disposition  Of  Assets

None

Item  3.     Bankruptcy  Or  Receivership

None

Item  4.     Changes  In  Registrant's  Certifying  Accountant

None

Item  5.  Other  Events

On June 18, 2002, American Wagering, Inc. (the "Registrant") entered into a Share Sale Agreement with Euraust Limited ("Euraust"), an Australian company, in which the Registrant agreed to sell MegaSports (ACT) Pty. Ltd. ("MegaSports"), its Canberra, Australia subsidiary, to Euraust. MegaSports is licensed by the Australian Gaming and Racing Commission to accept both fixed odds and pari-mutuel interactive wagers on the Internet. The Share Sale Agreement is attached to this filing and incorporated herein by this reference.

The sale of MegaSports was initiated by a settlement agreement with the Nevada Gaming Commission which requires the Registrant to divest itself of the MegaSports Internet operations by July 25, 2002.

The  Share  Sale  Agreement  provides  in  part  that:

1. Registrant will sell all of the issued capital stock in MegaSports to Euraust for $2,800,000 Australian. In addition, Registrant will assign the benefit of all loans due to Registrant from MegaSports to Euraust for $1.00 Australian.

2. Registrant has received $300,000 Australian of the $2,800,000 Australian as of the settlement date, which occurred July 1, 2002.

3. Registrant will receive the balance ($2,500,000 Australian) in monthly installments commencing in March of 2003.

4. In the event that Euraust defaults on any required payment and does not correct such default within 60 days, the whole of the principal balance will become immediately due and payable.


                                       2

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5.     Pursuant  to  a  separate agreement, Registrant, through its Computerized
Bookmaking Systems, Inc. ("CBS") subsidiary, will provide Euraust a license to utilize the MegaSports sports software on a non-exclusive, non-transferable basis, and a license to utilize the MegaSports name, logo, service mark and domain name in connection with Euraust's operation. This License Agreement is attached to this filing and incorporated herein by reference.

6. Pursuant to a separate agreement, Registrant, through its CBS subsidiary, will provide Euraust with software support for the MegaSports sports software for a period of 24 months. This Software Support Agreement is attached to this filing and incorporated herein by this reference.

The sale was consummated on July 1, 2002 (the settlement date). The sale, however, is still subject to regulatory approval from the Australian Gaming and Racing Commission, the Nevada Gaming Commission and other customary closing conditions. Registrant is unable to provide any assurance that such approvals will be granted or that such conditions will be met.

Item  6.     Resignations  Of  Directors  And  Executive  Officers

None

Item  7.     Financial  Statements  &  Exhibits

(a)     Financial  statements

None

(b)  Exhibits.

Exhibit  10.1:     Share  Sale  Agreement  with  Euraust
Exhibit  10.2:     CBS  Software  Support  Agreement
Exhibit  10.3:     License  Agreement

Item  8.     Change  In  Fiscal  Year

None


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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on form 8K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    July 2  ,  2002
        ----------



                                    AMERICAN  WAGERING,  INC.


                                    By: /s/ Timothy F. Lockinger
                                       ------------------------------
                                       Name:  Timothy F. Lockinger
                                       Title: Chief Financial Officer
                                       Principal Accounting Officer